UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2011

ALLIANCE HOLDINGS GP, L.P.

(Exact name of registrant as specified in its charter)

Delaware		03-573898
(State or other jurisdiction of incorporation or organization)	Commission File No.: 0-51952	(IRS Employer Identification No.)

1717 South Boulder Avenue, Suite 400, Tulsa, Oklahoma 74119

(Address of principal executive offices and zip code)

(918) 295-1415

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2011, Alliance Holdings GP, L.P. (the “Partnership”) and Alliance GP, LLC, the general partner of the Partnership (the “General Partner”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives for the several underwriters named therein (collectively, the “Underwriters”), and certain unitholders of the Partnership identified as Selling Unitholders in Schedule 1 to the Underwriting Agreement (the “Selling Unitholders”), pursuant to which the Selling Unitholders agreed to sell 2,750,000 already issued and outstanding common units of the Partnership (the “Units”).

Pursuant to the Underwriting Agreement, the Selling Unitholders have granted the Underwriters a 30-day option to purchase up to an aggregate of 412,500 additional common units from the Selling Unitholders, at the public offering price, less the underwriting discount and commissions. The material terms of the offering of the Units are described in the prospectus supplement, dated March 29, 2011, as filed by the Partnership with the Securities and Exchange Commission (the “Commission”). The offer and sale of the Units is registered with the Commission pursuant to a Registration Statement on Form S-3 (Registration No. 333-173123) filed by the Partnership on March 28, 2011.

The Underwriting Agreement contains customary representations, warranties and agreements of the Partnership, certain affiliates and the Selling Unitholders and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions. The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 29, 2011, the Partnership issued a press release announcing that it had priced the offering described in Item 1.01 of this report. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated March 29, 2011, by and among the Partnership, the General Partner, the Underwriters and the Selling Unitholders.

99.1	Press Release of Alliance Holdings GP, L.P. dated March 29, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.

Alliance Holdings GP, L.P.

By:	Alliance GP, LLC,
its general partner

By:	/s/ Joseph W. Craft III
Joseph W. Craft
President and Chief Executive Officer

Date: April 04, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated March 29, 2011, by and among the Partnership, the General Partner, the Underwriters and the Selling Unitholders.

99.1	Press Release of Alliance Holdings GP, L.P. dated March 29, 2011.

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